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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 21, 2000

                                  iiGroup, Inc.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                     0-14026                   59-219720
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(State or other jurisdiction       (Commission File          (IRS Employer
 of Incorporation )                    Number)          Identification Number)


7000 W. Palmetto Park Road #501 Boca Raton, Florida 33433
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(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (561) 620-9202


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          (Former name or former address, if changed since last report)


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Item 1.  Changes in Control of Registrant.
         --------------------------------

         None.

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         None.

Item 3.  Bankruptcy or Receivership.
         --------------------------

         None.

Item 4.  Changes in Registrant's Certifying Accountant.
         ---------------------------------------------

         On September 15, 2000, the Company dismissed Margolies, Fink & Wichrowski, Pompano Beach, Florida, as its independent accountant. The determination to dismiss Fink, Margolies & Wichrowski and to engage other auditors was made by the Company's Board of Directors after consideration of the Company's professional service requirements as its business activities expand. Except as provided in the next sentence, the report of Margolies, Fink & Wichrowski on the financial statements of the Company for the two fiscal years ended July 31, 1999, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The reports of Margolies, Fink & Wichrowski dated October 15, 1998, for the year ended July 31, 1998, and dated August 25, 1999, for the year ended July 31, 1999, each contained a going concern opinion. In connection with the Company's audits for the fiscal years ended July 31, 1998, and 1999, and through September 15, 2000, there have been no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountants, would have caused them to make reference to the subject matter of the disagreement in their report on the financial statements for such year. The Company does not believe that during the two years ended July 31, 1999, and through September 15, 2000, there were any reportable events (as defined in Regulation S-B, Item 304(a)(1)(v)) with Margolies, Fink & Wichrowski. Pursuant to Regulation S-B, Item 304(a)(3), the Company has filed with this Report a letter addressed to the Securities and Exchange Commission by Fink, Margolies & Wichrowski stating that that firm agrees with the above statements.

         On September 15, 2000, the Company engaged as Daszkal, Bolton, Manela, Devlin & Co., Boca Raton, Florida, as the Company's auditors.

Item 5.  Other Events.
         ------------

         None.

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Item 6.  Resignations of Registrant's Directors.
         --------------------------------------

         None.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         The letter of Margolies, Fink & Wichrowski addressed to the Commission pursuant to Item 4 of this Report and Regulation S-B, Item 304, is filed with this Report.

Item 8.           Change in Fiscal Year.
                  ---------------------

                  None.

Item 9.           Sales of Equity Securities Pursuant to Regulation S.
                  ---------------------------------------------------

                  None.

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                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned herein duly authorized.


                                       iiGROUP, INC.

Dated: September 22, 2000              By: /s/ Neil Swartz
                                           ---------------------------
                                           Neil Swartz, Chief Executive Officer



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